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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
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                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: December 20, 2000


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                TEXAS                            74-1611874
   (State or other jurisdiction of            (I.R.S. Employer
   incorporation or organization)           Identification No.)

     15835 Park Ten Place Drive                    77084
           Houston, Texas                        (Zip Code)
   (Address of principal executive
              offices)

               Registrant's telephone number, including area code:
                                  281-749-7800

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ITEM 7.   EXHIBITS


EXHIBIT 99.1   CONTRACT STATUS SUMMARY AT DECEMBER 20, 2000


ITEM 9.    REGULATION FD DISCLOSURE

      In November 2000, the Company engaged an independent appraiser to evaluate the expected useful lives of the ATWOOD HUNTER, ATWOOD FALCON and ATWOOD EAGLE. Based, in part, upon such appraisal, the Company, effective October 1, 2000, extended the depreciable lives of the ATWOOD HUNTER and ATWOOD FALCON from 12 to 22 years and will extend the depreciable life of the ATWOOD EAGLE from 12 to 22 years following the completion of its water- depth upgrade planned for the end of fiscal 2001. The Company believes that these changes in depreciable lives provide a better matching of the revenues and expenses of these assets over their anticipated useful lives. The estimated effect of these changes in depreciable lives on the Company's financial results for the first quarter of fiscal 2001 is a reduction in depreciation expense of approximately $1.5 million or an approximate $.07 increase (after tax) in earnings per diluted share.

      In December 2000, the ATWOOD SOUTHERN CROSS was awarded two one-well (plus options) drilling contracts in the territorial waters of Egypt and a two-well (plus one option) drilling contract in the territorial waters of Turkey. Upon the rig completing its current contract for Isramco in Israel (estimated early January 2001), it will move to Egypt to drill one well for GERMAN OIL & GAS EGYPT and one or two wells for REPSOL EXPLORACION EGIPTO, S.A., and then move to Turkey to drill two or three wells for EL PASO PRODUCTION COMPANY TURKEY B.V. Since the ATWOOD SOUTHERN CROSS was relocated from Australia to the Mediterranean Sea in June 2000, the rig has been awarded drilling contracts by six companies. The rig's current contractual commitments should keep it employed into August 2001, and depending upon the exercise of option wells, it could have commitments extending into fiscal 2002, with dayrates ranging from $45,000 to $61,000. Additional information with respect to the Company's contract status summary at December 20, 2000 is attached hereto as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition;
operating risks; risks involved in foreign operations; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 1999, filed with the Securities and Exchange Commission




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATWOOD OCEANICS, INC.
                                        (Registrant)



                                        /s/ James M. Holland
                                        James M. Holland
                                        Senior Vice President

                                        DATE:      DECEMBER 20,
2000

                                  EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION

99.1 Contract Status Summary at December 20, 2000